                               GUARANTY AGREEMENT

BORROWER:                                     LENDER:
Zapata Protein (USA), Inc.                    Hibernia National Bank
3840 Highway 22                               313 Carondelet Street
Mandeville, LA 70471                          New Orleans, LA 70130

GUARANTOR:
Zapata Protein, Inc.
3840 Highway 22
Mandeville, LA 70471

--------------------------------------------------------------------------------

     This Guaranty Agreement (this "Agreement"), dated as of August 29, 1997, is made by ZAPATA PROTEIN, INC. (the "Guarantor") in favor of HIBERNIA NATIONAL BANK (the "Lender"), guaranteeing the Indebtedness (as hereinafter defined) of Zapata Protein (USA), Inc. (the "Borrower") pursuant to that certain Loan Agreement to be entered into between the Borrower and the Lender (as same may be amended, supplemented or restated, the "Loan Agreement").

     SECTION 1. GUARANTY OF BORROWER'S INDEBTEDNESS. Guarantor absolutely and unconditionally does hereby guarantee the prompt and punctual payment of all present and future indebtedness, amounts and liabilities of the Borrower to the Lender incurred pursuant to the Loan Agreement between the Borrower and the Lender of even date herewith (as amended from time to time, the "Loan Agreement"), liquidated or unliquidated, now existing or hereafter arising, in principal, interest, deferral and delinquency charges, prepayment premiums, costs and attorneys' fees (collectively, the "Indebtedness"). The maximum amount of Indebtedness guaranteed hereby is fifty million dollars.

     SECTION 2. JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor further agrees that its obligations and liabilities for the prompt and punctual payment, performance and satisfaction or purchase of all of Borrower's Indebtedness shall be on a "joint and several" and "solidary" basis with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of all of Borrower's Indebtedness, but limited to the amount of Borrower's Indebtedness guaranteed hereunder. In the event that there are other guarantors, endorsers or sureties of all or any portion of Borrower's Indebtedness, Guarantor's obligations and liabilities hereunder shall be on a "joint and several" and "solidary" basis along with such other guarantor or guarantors, endorsers and/or sureties, up to the Amount Guaranteed.

     SECTION 3. DURATION. This Agreement and Guarantor's obligations and liabilities hereunder shall remain in full force and effect until such time as all of Borrower's Indebtedness shall be paid, performed and/or satisfied in full, in principal, interest, costs and attorneys' fees, or Guarantor has paid the Amount Guaranteed, whichever event occurs first.

     SECTION 4. DEFAULT BY BORROWER. Should an Event of Default occur, Guarantor unconditionally and absolutely agrees to pay the unpaid amount of Borrower's Indebtedness guaranteed hereunder. Such payment or payments shall be made immediately following written demand by Lender at Lender's address stated above. Guarantor hereby waives notice of acceptance of this Agreement and of any Indebtedness to which it applies or may apply. Guarantor further waives presentment and demand for payment of Borrower's Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof or other notice to or demand for payment thereof on any party. Guarantor additionally waives any and all rights and pleas of division and discussion as provided under Louisiana law, as well as, to the degree applicable, any similar rights as may be provided under the laws of any other state.

     SECTION 5. GUARANTOR'S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (A) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower's Indebtedness, and/or (B) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower's Indebtedness, and/or (C) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrower's Indebtedness), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of Borrower's then remaining Indebtedness until such time as Borrower's Indebtedness are fully paid and satisfied. In the event of Borrower's insolvency or consequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then remaining Indebtedness. Guarantor hereby assigns to Lender all claims which it may have or acquire against Lender for full payment of Borrower's Indebtedness guaranteed under this Agreement.

     SECTION 6. COVENANTS RELATING TO THE INDEBTEDNESS. Guarantor further agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any one of them, or to any other party and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing the obligations of Guarantor under this Agreement:

          A. Discharge or release any party (including, but not limited to, Borrower or any co-guarantor under this Agreement) who is or may be liable to Lender for any of Borrower's Indebtedness;

          B. Sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness;

          C. Change the manner, place or terms of payment, or change or extend the time of payment of or renew, as often and for such periods as Lender may determine, or alter, any of Borrower's Indebtedness;

          D.   Settle or compromise any of Borrower's Indebtedness;

          E. Subordinate and/or agree to subordinate the payment of all or any part of Borrower's Indebtedness or Lender's security rights in and/or to any collateral directly or indirectly security any such Indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower;

          F. Apply any sums paid to any of Borrower's Indebtedness, with such payments being applied in such priority or with such preferences as Lender may determine in its sole discretion, regardless of what Indebtedness of Borrower remain unpaid; provided that Lender shall apply sums paid by Guarantor under this Guaranty to the Amount Guaranteed;

          G. Take or accept any other security or guaranty for any or all of Borrower's Indebtedness;

          H. Enter into, deliver, modify, amend or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower's Indebtedness.

     In addition, no course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies, or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser) shall have the affect of impairing or releasing Guarantor's obligations and liabilities to Lender or of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Guarantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of Borrower's Indebtedness, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one default shall not constitute a waiver or forbearance as to any other default.

     SECTION 7. NO RELEASE OF GUARANTOR. Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced (except to the extent that Borrower's indebtedness is reduced or the Amount Guaranteed hereby is reduced) or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including, without limitation, any one or more of the following events:

          A. Death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), or any other guarantor, surety or endorser of any of Borrower's Indebtedness;

          B. Partial payment or payments of any amount due and/or outstanding under any of Borrower's Indebtedness other than payments by Guarantor to Lender of the Amount Guaranteed hereunder;

          C. Any payment by Borrower or any other party to Lender is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason Lender is required to refund such payment or pay such amount to Borrower or to any other person;

          D. Any dissolution of Borrower or any sale, lease or transfer of all or any part of Borrower's assets; and/or

          E. Any failure of Lender to notify Guarantor of the acceptance of this Agreement or of the making of loans or other extensions of credit in reliance on this Agreement or of the failure of Borrower to make any payment due by Borrower to Lender.

     This Agreement and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated if a release or discharge has occurred, as the case may be, if at any time any payment or part thereof to Lender with respect to any of Borrower's Indebtedness is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership or any other debt relief granted to Borrower or to any other party. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of Borrower's Indebtedness, any prior release or discharge from the terms of this Agreement given to

Guarantor shall be without effect, and this Agreement and Guarantor's obligations and liabilities hereunder shall automatically be renewed or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge was never granted. It is the intention of Lender and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Borrower's and Guarantor's full and complete performance of such obligations and liabilities and then only to the extent of such performance.

     SECTION 8. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that the representations and warranties made in writing by the Borrower and Guarantor pursuant to the Loan Agreement are true and correct.

     SECTION 9. COVENANTS CONTAINED IN LOAN AGREEMENT. Guarantor will at all times comply with the affirmative and negative covenants imposed on Guarantor pursuant to the Loan Agreement.

     SECTION 10. ENFORCEMENT OF GUARANTOR'S INDEBTEDNESS AND LIABILITIES. Guarantor agrees that following the occurrence of an Event of Default, should Lender deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Agreement, Lender may commence such a civil action against Guarantor without the necessity of first
(i) attempting to collect Borrower's Indebtedness from Borrower or from any other guarantor, surety or endorser, whether through filing of suit or otherwise, (ii) attempting to exercise against any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness, whether through the filing of an appropriate foreclosure action or otherwise or (iii) including Borrower or any other guarantor, surety or endorser of any of Borrower's Indebtedness as an additional party defendant in such a collection action against Guarantor. If there is more than one guarantor under this Agreement, Guarantor additionally agrees that Lender may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Lender against any other guarantor under this Agreement. In the event that Lender should ever deem it necessary to refer this Agreement to an attorney-at-law for the purpose of enforcing Guarantor's obligations and liabilities hereunder, or of protecting or preserving Lender's rights hereunder, Guarantor agrees to reimburse Lender for the reasonable fees of such an attorney. Guarantor additionally agrees that Lender shall not be liable for failure to use diligence in the collection of any of Borrower's Indebtedness or any collateral security therefor, or in creating or preserving the liability of any person liable on any such Indebtedness, or in creating, perfecting or preserving any security for any such Indebtedness.

     SECTION 11. ADDITIONAL DOCUMENTS. Upon the reasonable request of Lender, Guarantor will, at any time and from time to time, duly execute and deliver to Lender any and all such further instruments and documents and supply such additional information as may be necessary or advisable in the opinion of Lender to further evidence or perfect this Agreement.

     SECTION 12. TRANSFER OF INDEBTEDNESS. This Agreement is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of any of Borrower's Indebtedness hereby guaranteed, and this Agreement shall be transferrable and negotiable with the same force and effect and to the same extent as Borrower's Indebtedness may be transferrable, it being understood that, upon the transfer or assignment by Lender of any of Borrower's Indebtedness hereby guaranteed, the legal holder of such Indebtedness shall have all of the rights granted to Lender under this Agreement.

     Guarantor hereby recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any portion of Borrower's Indebtedness to one or more third parties. Such transfers may include, but are not limited to, sales of a participation interest in such Indebtedness in favor of one or more third party lenders. Guarantor specifically agrees and consents to all such transfers and assignments, and Guarantor further waives any subsequent notice of and right to consent to any such transfers and assignments as may be provided under applicable Louisiana law. Guarantor additionally agrees that the purchaser of a participation interest in Borrower's Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted to the purchaser under any participation agreement governing the sale of such a participation interest. Guarantor further waives any right of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest in Borrower's Indebtedness, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor's obligations and liabilities under this Agreement irrespective of the failure or insolvency of Lender or any such purchaser.

     SECTION 13. RIGHT OF OFFSET. As collateral security for the repayment of Guarantor's obligations and liabilities under this Agreement, Guarantor hereby grants Lender, as well as its successors and assigns, the right to apply, at any time and from time to time following the occurrence of an Event of Default under the Loan Agreement, any and all funds that Guarantor may then have on deposit with or in the possession or control of Lender and its successors or assigns (with the exception of funds deposited in IRA, pension or other tax-deferred deposit accounts) towards repayment of any of Borrower's Indebtedness subject to this Agreement.

     SECTION 14. CONSTRUCTION. The provisions of this Agreement shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty or other agreements by Guarantor (or any one or more of them) in favor of Lender or assigned to Lender by others, all of which shall be construed as complementing each other. Nothing herein contained shall prevent Lender from enforcing any and all such other guaranties or agreements in accordance with their respective terms. Nothing herein shall constitute a waiver of any notice requirement in Borrower's favor, or any curative right provided in the Loan Agreement.

     SECTION 15. AMENDMENT. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only to the specific instance and for the specific purpose for which given.

     SECTION 16. SUCCESSORS AND ASSIGNS BOUND. Guarantor's obligations and liabilities under this Agreement shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Agreement shall also inure to the benefit of Lender's successors and assigns, as well as to any and all subsequent holder or holders of any of Borrower's Indebtedness subject to this Agreement.

     SECTION 17. CAPTION HEADINGS. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     SECTION 18. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the substantive laws of the State of Louisiana.

     SECTION 19. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

     SECTION 20. NOTICES. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by Lender to or on Guarantor shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses is given in writing by Guarantor) to the address set forth above.

     Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by Guarantor to or on Lender shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses are given in writing by Lender to Guarantor) to the address set forth above.

     SECTION 21. WAIVER OF JURY TRIAL. GUARANTOR AND LENDER HEREBY WAIVE THE RIGHTS TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER.

     SECTION 22. ACCEPTANCE. No formal acceptance by the Lender is necessary to make this Agreement effective.

     IN WITNESS WHEREOF, Guarantor has executed this Agreement in favor of Lender on the day, month and year first above written.


                                    ZAPATA PROTEIN, INC.

                                    By:
                                       -----------------------------------
                                       Name: Clyde R. Gilbert
                                       Title:  Vice President and Controller